UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 21, 2006

Nephros, Inc.
(Exact Name of Registrant as Specified in Charter)

Commission File Number: 001-32288

Delaware	13-3971809
(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

3960 Broadway, New York, New York 10032
(Address of Principal Executive Offices)
(Zip Code)

(212) 781-5113
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On August 21, 2006, the management, Board of Directors and Audit Committee of the Board of Directors of Nephros, Inc. (the “Company”) concluded that the previously reported financial statements covering the three months ended March 31, 2006 should no longer be relied upon as such financial statements need to be restated in order to reflect a correction related to stock-based compensation expense. The decision to restate was primarily based on the materiality of the misstatement of expense relative to the statement of operations for the three months ended March 31, 2006. The error, which occurred during the process of adopting the new standard of accounting for stock options under Statement of Financial Accounting Standards No. 123 (Revised 2004), “Share-Based Payment,” resulted in the overstatement of $368,197 in the non-cash stock-based compensation expense for the three months ended March 31, 2006.

Additionally, the Company determined it had not properly allocated such non-cash compensation expense among the research and development and selling, general and administrative expense categories. The Company has appropriately accounted for these matters in the condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-QSB for the three months ended June 30, 2006 (the “Second Quarter 10-QSB”), which was filed with the Securities and Exchange Commission (“SEC”) on August 22, 2006. The impact of the restatement on the first quarter 2006 financial statements may be found in the Second Quarter 10-QSB and is incorporated by reference in this Item 4.02.

The Company intends to restate its financial statements for the three months ended March 31, 2006 and file an amended Quarterly Report on Form 10-QSB/A with the SEC as soon as practicable. The Company has identified a material weakness in its internal control over financial reporting relating to the item discussed above, which weakness is in the process of being remedied.

The Audit Committee has discussed with Deloitte & Touche LLP the matters disclosed in this filing pursuant to this Item 4.02(a).

On August 22, 2006, the Company issued a press release regarding the restatement described in this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference in this Item 4.02.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release issued by Nephros, Inc. dated August 22, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 22, 2006

                                                        NEPHROS, INC.

                                                     By: /s/ Mark W. Lerner
                                                             Mark W. Lerner
                                                             Chief Financial Officer
                                                             (Principal Financial and Accounting Officer)